Alliance Shareholder Communications 200 Broadacres Drive 3rd Floor Bloomfield, NJ 07003

To vote by Internet

1.    Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand.

2.    Go to website
http://www.viewproxy.com/boulderfunds/2014SM.

3.    Follow the instructions provided on the website.

To vote by Telephone

1.    Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand.

2.    Call 1-855-976-3331.

3.    Follow the instructions.

To vote by Mail

1.    Read the Joint Proxy Statement/Prospectus.

2.    Check the appropriate boxes on the proxy card on the reverse side.

3.    Sign and date the proxy card.

4.    Return the proxy card in the envelope provided.

If Voting by Mail

Remember to sign and date form below.

Please ensure the address to the right shows through the

window of the enclosed postage paid return envelope.

First Opportunity Fund, Inc.

Proxy for a Special Meeting of Stockholders to be Held on May 16th, 2014

Common Shares

The undersigned, revoking prior proxies, hereby appoints Stephen C. Miller and Nicole L. Murphey, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and vote shares of the Fund listed above (the “Fund”) held in the name of the undersigned on the record date and entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Fund Administrative Services, LLC at 2344 Spruce Street, Suite A, Boulder, Colorado, 80302, on May 16, 2014, at 10:00 a.m. Mountain Daylight Time, or at any adjournment or postponement thereof, upon the Proposals described in the Notice of Meeting and accompanying Joint Proxy Statement/Prospectus, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Directors.

When properly executed, this proxy will be voted as indicated. If no choice is indicated, this proxy will be voted “FOR” the Proposal in question. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

PLEASE SIGN AND DATE BELOW

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.	Signature [PLEASE SIGN WITHIN BOX] Date
Signature [PLEASE SIGN WITHIN BOX] Date

Proposals listed on reverse side.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement for the Special Meeting is available at http://www.viewproxy.com/boulderfunds/2014SM.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proposal 1	For	Against	Abstain
To approve an amendment to Article IV of First Opportunity Fund, Inc.’s Articles of Amendment and Restatement eliminating the right to demand the fair value for shares upon reorganization of First Opportunity Fund, Inc. with and into another affiliated registered investment company.
Proposal 2
To approve an agreement and plan of reorganization pursuant to which First Opportunity Fund, Inc. would transfer all of its assets to Boulder Growth & Income Fund, Inc. in exchange for shares of Boulder Growth & Income Fund, Inc., and the assumption by Boulder Growth & Income Fund, Inc. of all of the liabilities of First Opportunity Fund, Inc.
Proposal 10
To approve a motion to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies in favor of the proposals to be submitted at the Special Meeting, if necessary.

Alliance Shareholder Communications 200 Broadacres Drive 3rd Floor Bloomfield, NJ 07003

To vote by Internet

1.    Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand.

2.    Go to website
http://www.viewproxy.com/boulderfunds/2014SM.

3.    Follow the instructions provided on the website.

To vote by Telephone

1.    Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand.

2.    Call 1-855-976-3331.

3.    Follow the instructions.

To vote by Mail

1.    Read the Joint Proxy Statement/Prospectus.

2.    Check the appropriate boxes on the proxy card on the reverse side.

3.    Sign and date the proxy card.

4.    Return the proxy card in the envelope provided.

If Voting by Mail

Remember to sign and date form below.

Please ensure the address to the right shows through the

window of the enclosed postage paid return envelope.

Boulder Total Return Fund, Inc.

Proxy for a Special Meeting of Stockholders to be Held on May 16th, 2014

Common Shares

The undersigned, revoking prior proxies, hereby appoints Stephen C. Miller and Nicole L. Murphey, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and vote shares of the Fund listed above (the “Fund”) held in the name of the undersigned on the record date and entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Fund Administrative Services, LLC at 2344 Spruce Street, Suite A, Boulder, Colorado, 80302, on May 16, 2014, at 10:00 a.m. Mountain Daylight Time, or at any adjournment or postponement thereof, upon the Proposals described in the Notice of Meeting and accompanying Joint Proxy Statement/Prospectus, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Directors.

When properly executed, this proxy will be voted as indicated. If no choice is indicated, this proxy will be voted “FOR” the Proposal in question. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

PLEASE SIGN AND DATE BELOW

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.	Signature [PLEASE SIGN WITHIN BOX] Date
Signature [PLEASE SIGN WITHIN BOX] Date

Proposals listed on reverse side.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement for the Special Meeting is available at http://www.viewproxy.com/boulderfunds/2014SM.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proposal 3	For	Against	Abstain
To approve an agreement and plan of reorganization pursuant to which Boulder Total Return Fund, Inc. would transfer all of its assets to Boulder Growth & Income Fund, Inc. in exchange for shares of Boulder Growth & Income Fund, Inc., and the assumption by Boulder Growth & Income Fund, Inc. of all of the liabilities of Boulder Total Return Fund, Inc.
Proposal 10
To approve a motion to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies in favor of the proposals to be submitted at the Special Meeting, if necessary.

Alliance Shareholder Communications 200 Broadacres Drive 3rd Floor Bloomfield, NJ 07003

To vote by Internet

1.    Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand.

2.    Go to website
http://www.viewproxy.com/boulderfunds/2014SM.

3.    Follow the instructions provided on the website.

To vote by Telephone

1.    Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand.

2.    Call 1-855-976-3331.

3.    Follow the instructions.

To vote by Mail

1.    Read the Joint Proxy Statement/Prospectus.

2.    Check the appropriate boxes on the proxy card on the reverse side.

3.    Sign and date the proxy card.

4.    Return the proxy card in the envelope provided.

If Voting by Mail

Remember to sign and date form below.

Please ensure the address to the right shows through the

window of the enclosed postage paid return envelope.

The Denali Fund Inc.

Proxy for a Special Meeting of Stockholders to be Held on May 16th, 2014

Common Shares and Auction Preferred Shares

The undersigned, revoking prior proxies, hereby appoints Stephen C. Miller and Nicole L. Murphey, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and vote shares of the Fund listed above (the “Fund”) held in the name of the undersigned on the record date and entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Fund Administrative Services, LLC at 2344 Spruce Street, Suite A, Boulder, Colorado, 80302, on May 16, 2014, at 10:00 a.m. Mountain Daylight Time, or at any adjournment or postponement thereof, upon the Proposals described in the Notice of Meeting and accompanying Joint Proxy Statement/Prospectus, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Directors.

When properly executed, this proxy will be voted as indicated. If no choice is indicated, this proxy will be voted “FOR” the Proposal in question. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

PLEASE SIGN AND DATE BELOW

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.	Signature [PLEASE SIGN WITHIN BOX] Date
Signature [PLEASE SIGN WITHIN BOX] Date

Proposals listed on reverse side.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement for the Special Meeting is available at http://www.viewproxy.com/boulderfunds/2014SM.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proposal 4	For	Against	Abstain
To approve an agreement and plan of reorganization pursuant to which The Denali Fund Inc. would transfer all of its assets to Boulder Growth & Income Fund, Inc. in exchange for shares of Boulder Growth & Income Fund, Inc., and the assumption by Boulder Growth & Income Fund, Inc. of all of the liabilities of The Denali Fund Inc.
Proposal 10
To approve a motion to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies in favor of the proposals to be submitted at the Special Meeting, if necessary.

Alliance Shareholder Communications 200 Broadacres Drive 3rd Floor Bloomfield, NJ 07003

To vote by Internet

1.    Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand.

2.    Go to website
http://www.viewproxy.com/boulderfunds/2014SM.

3.    Follow the instructions provided on the website.

To vote by Telephone

1.    Read the Joint Proxy Statement/Prospectus and have the proxy card below at hand.

2.    Call 1-855-976-3331.

3.    Follow the instructions.

To vote by Mail

1.    Read the Joint Proxy Statement/Prospectus.

2.    Check the appropriate boxes on the proxy card on the reverse side.

3.    Sign and date the proxy card.

4.    Return the proxy card in the envelope provided.

If Voting by Mail

Remember to sign and date form below.

Please ensure the address to the right shows through the

window of the enclosed postage paid return envelope.

Boulder Growth & Income Fund, Inc.

Proxy for a Special Meeting of Stockholders to be Held on May 16th, 2014

Common Shares

The undersigned, revoking prior proxies, hereby appoints Stephen C. Miller and Nicole L. Murphey, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and vote shares of the Fund listed above (the “Fund”) held in the name of the undersigned on the record date and entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Fund Administrative Services, LLC at 2344 Spruce Street, Suite A, Boulder, Colorado, 80302, on May 16, 2014, at 10:00 a.m. Mountain Daylight Time, or at any adjournment or postponement thereof, upon the Proposals described in the Notice of Meeting and accompanying Joint Proxy Statement/Prospectus, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Directors.

When properly executed, this proxy will be voted as indicated. If no choice is indicated, this proxy will be voted “FOR” the Proposal in question. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

PLEASE SIGN AND DATE BELOW

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.	Signature [PLEASE SIGN WITHIN BOX] Date
Signature [PLEASE SIGN WITHIN BOX] Date

Proposals listed on reverse side.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement for the Special Meeting is available at http://www.viewproxy.com/boulderfunds/2014SM.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Proposal 5	For	Against	Abstain
To approve the issuance of additional common shares of Boulder Growth & Income Fund, Inc. in connection with the reorganizations pursuant to an agreement and plan of reorganization among the Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (the “Reorganizations”).
Proposal 6
To approve the elimination of a fundamental investment policy limiting the ability to invest more than 4% of total assets in any single issuer.
Proposal 7
To approve the adoption of a new fundamental investment policy such that Boulder Growth & Income Fund, Inc. may not invest more than 10% of net assets in “private funds” (e.g., hedge funds) calculated at the time of purchase.
Proposal 8
To approve a new investment advisory agreement between Boulder Growth & Income Fund, Inc. and Rocky Mountain Advisers, LLC, effective upon completion of the Reorganizations, and pursuant to which Rocky Mountain Advisers, LLC will provide investment advisory services as a co-investment adviser.
Proposal 9
To approve a new investment advisory agreement between Boulder Growth & Income Fund, Inc. and Stewart West Indies Trading Company, Ltd. (doing business as Stewart Investment Advisers), effective upon completion of the Reorganizations, and pursuant to which Stewart Investment Advisers will provide investment advisory services as a co-investment adviser.
Proposal 10
To approve a motion to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies in favor of the proposals to be submitted at the Special Meeting, if necessary.